Exhibit 99.1

Solera Holdings, Inc. Increases Quarterly Dividend 20%; Announces Cash Dividend for

Fiscal Year 2011 First Quarter

SAN DIEGO, July 19 /PRNewswire-FirstCall/ — Solera Holdings, Inc. (NYSE: SLH), the leading global provider of software and services to the automobile insurance claims processing industry, today announced that its Board of Directors has approved an increase in its quarterly dividend of 20% per share of outstanding common stock and per outstanding restricted stock unit. This increase translates into an annual rate of $0.30 cents per share of outstanding common stock and per outstanding restricted stock unit, up from Solera’s fiscal 2010 annual rate of $0.25.

Solera also announced that its Board of Directors has approved the payment of a quarterly cash dividend of $0.075 per share of outstanding common stock and per outstanding restricted stock unit payable on September 22, 2010 to stockholders and restricted stock unit holders of record at the close of business on September 9, 2010.

“An annual review of our dividend is an essential component of our capital allocation strategy, and I’m pleased to announce this increase,” said Tony Aquila, founder, chairman and CEO of Solera Holdings, Inc. “This increase reflects our continued strong financial performance, confidence in our cash generation capabilities and commitment to enhancing total stockholder returns while we maintain our focus on our M&A strategy.”

About Solera

Solera is the leading global provider of software and services to the automobile insurance claims processing industry. Solera is active in over 50 countries across six continents. The Solera companies include Audatex in the United States, Canada, and in more than 45 additional countries, Informex in Belgium and Greece, Sidexa in France, ABZ and Market Scan in The Netherlands, HPI in the United Kingdom, Hollander serving the North American recycling market, AUTOonline providing salvage disposition in a number of European and Latin American countries, and IMS providing medical review services. For more information, please refer to the company’s website at http://www.solerainc.com.

Cautions about Forward-Looking Statements

This press release contains forward-looking statements, including statements about our financial performance, cash generation capabilities, our commitment to stockholder returns, and statements about dividends, historical results or performance that may suggest trends for our business. These statements are based on our current expectations, estimates and assumptions and are subject to many risks, uncertainties and unknown future events that could cause actual results to differ materially. Actual results may differ materially from those set forth in this press release due to the risks and uncertainties inherent in our business, including, without limitation: our ability to pay dividends in future periods; risks associated with the uncertainty in and volatility of global economic conditions; unpredictability and volatility of our operating results, which include the volatility associated with foreign currency exchange risks, our sales cycle, seasonality and other factors; our reliance on a limited number of customers for a substantial portion of our revenues; risks associated with and possible negative consequences of acquisitions, joint ventures, divestitures and similar transactions, including our ability to successfully integrate our acquired businesses; effects of competition on our software and service pricing and our business; time and expenses associated with customers switching from competitive software and services to our software and services; rapid technology changes in our industry; effects of changes in or violations by us or our customers of government regulations; costs and possible future losses or impairments relating to our acquisitions; the financial impact of future significant restructuring and severance charges; the impact of changes in our tax provision (benefit) or effective tax rate; use of cash to service our debt and effects on our business of restrictive covenants in our debt facility; our ability to obtain additional financing as necessary to support our operations; our reliance on third-party information for our software and services; effects of system failures or security breaches on our business and reputation; any material adverse impact of current or future litigation on our results or business; and our dependence on a limited number of key personnel. For a discussion of these and other factors that could impact our operations or financial results and cause our results to differ materially from those in the forward-looking statements, please refer to our filings with the Securities and Exchange Commission, particularly our Quarterly Report on Form 10-Q for the Quarter Ended March 31, 2010. Solera is under no obligation to (and specifically disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

CONTACT: Kamal Hamid, Investor Relations of Solera Holdings, Inc., +1-858-946-1676, kamal.hamid@solerainc.com